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                                                                   Exhibit 10.22

                               November 20, 1997



Mr. Kenneth R. Konikowski
271 Route 45 West
Suite F-10
Fairfield, NJ 07004


     Re: Stock Purchase Agreement dated November 20, 1996, as amended on April 7, 1997, among DynamicWeb Enterprises, Inc. (the "Company"), Software Associates, Inc. and Kenneth R. Konikowski


Dear Ken:

     As you are aware, under Section 3 of the above-referenced Stock Purchase Agreement (the "Agreement"), you may receive additional shares of the common stock, $.0001 par value per share (the "Common Stock"), of the Company, depending on the trading price of the Common Stock immediately prior to January 30, 1999.

     As you are further aware, the Agreement was amended pursuant to the letter agreement dated April 7, 1997, between the Company and you (the "Amendment").

     The purpose of this letter is to further amend the Agreement to provide that the effective date for the issuance of such additional shares of Common Stock be delayed by one (1) year. Such a delay will be mutually beneficial to the Company and you, as it will facilitate the Company's planned public offering of shares of the Common Stock. Therefore, the Company and you hereby agree as follows:

     1. The Agreement is hereby modified and amended to change the date "January 30, 1999" set forth in Section 3 of the Agreement and Section 1 of the Amendment, to "January 30, 2000."

     2. The Agreement, as amended by the Amendment and this letter amendment, is hereby ratified and affirmed.





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Mr. Kenneth R. Konikowski
November 20, 1997
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     Please indicate your acceptance and agreement with the terms of this letter below, and return one copy to me. Thank you for your assistance in this matter.

                                       Very truly yours,

                                       DYNAMICWEB ENTERPRISES, INC.

                                       By /s/ Steve L. Vaneohanos, Jr.
                                          --------------------------------
                                          Steve L. Vaneohanos, Jr.,
                                          Chairman and Chief Executive
                                          Officer

AGREED TO AND ACCEPTED,
intending to be legally
bound hereby, as of this
19th day of November, 1997.

/s/ Kenneth R. Konikowski
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Kenneth R. Konikowski